OCTOBER 24, 2003

                     DREYFUS PREMIER EUROPEAN EQUITY FUND

                           SUPPLEMENT TO PROSPECTUS
                             DATED MARCH 1, 2003

      At a meeting of the Board of Directors held on October 21, 2003, the Board approved a proposal to liquidate the Fund, distribute the Fund's assets to shareholders and close out shareholder accounts. The liquidation is expected to occur on or about December 19, 2003 (the "Liquidation Date"). In anticipation of the Fund's liquidation, effective as of the close of business on October 31, 2003, the Fund will be closed to any investments for new accounts.

      Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-554-4611.